UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.
(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE MEETING TO BE HELD ON THURSDAY, MAY 31, 2012

DATED MAY 7, 2012

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 1:00 p.m. (Toronto time) on Thursday, May 31, 2012, at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, for the following purposes:

1)	To receive and consider the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2011 together with the report of the auditors thereon;

2)	To elect four directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed;

3)
To appoint BDO USA LLP as the auditors of the Corporation for the fiscal year ending December 31, 2012 and to authorize the board of directors of the Corporation (the “Board”) to set the auditors' remuneration;

4)
To consider and, if deemed advisable, approve a special resolution authorizing the filing of an amendment to the Corporation's articles of incorporation, if and when the Board shall deem appropriate to do so, but in any event no later than the close of business on August 1, 2012, to effect the share consolidation of the outstanding common shares of the Corporation, at a share consolidation ratio to be determined by the Board but within the range of one (1) post-consolidation share for every two (2) pre-consolidation shares to one (1) post-consolidation share for every five (5) pre-consolidation shares;

5)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay);

6)	To approve, on a non-binding and advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (say-on-frequency); and

7)	To transact such other business as may properly come before the Meeting, and any postponements or adjournments thereof.
The accompanying management information circular provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on April 19, 2012 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, before 1:00 p.m. (Toronto time) on Tuesday, May 29, 2012, or if the meeting is adjourned, no later than 5:00 p.m. (Toronto time) on the second business day preceding the day to which the Meeting is adjourned. The proxy voting cut-off may be waived by the Chairman of the Board at his discretion without notice.
By Order of the Board

“Spencer L. Schneider”
Spencer L. Schneider
Chairman
of the Board
Toronto, Ontario
May 7, 2012
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2012
The Notice of Annual and Special Meeting of Shareholders, Management Information Circular and Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS
Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual and special meeting, which convenes at 1:00 p.m. (Toronto time) on Thursday, May 31, 2012, at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4. At the meeting, you will be asked to receive and consider the consolidated financial statements, elect four directors, approve the appointment of BDO USA LLP as our independent registered public accounting firm, and consider the approval of the compensation of the named executive officers on a non-binding and advisory basis, as well as how often such approvals should be held. You will also be asked to consider a special resolution to effect a share consolidation.
The accompanying management information circular and proxy statement provides you with detailed information about the share consolidation. We encourage you to read the entire proxy statement carefully. Our board of directors has determined that the share consolidation is fair to and in the best interests of our shareholders and recommends that you vote “FOR” its approval.
Your vote is very important. We cannot implement a share consolidation unless two thirds of the votes cast at the meeting by the shareholders present (in person or by proxy) are cast in favor of the approval and adoption of the consolidation.
Whether or not you plan to attend the meeting, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you have Internet access, we encourage you to record your vote via the Internet. If you attend the annual and special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.
I appreciate your participation, and I look forward to seeing you on May 31, 2012 in Toronto.
Sincerely,
“Larry G. Swets, Jr.”
Larry G. Swets, Jr.
President and Chief Executive Officer

GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This management information circular and proxy statement (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Kingsway Financial Services Inc. (the “Corporation," "Kingsway," "us," or "we") for use at the annual and special meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Thursday, May 31, 2012 at 1:00 p.m. (Toronto time) at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, or any adjournment thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”).
The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. The Corporation has also retained Kingsdale Shareholder Services Inc. (“Kingsdale”) in connection with the solicitation of proxies at a cost of CAD$15,000 and reimbursement of disbursements related to the solicitation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing of this Circular and proxy material to shareholders, will be borne by the Corporation.
All of the dollar amounts in this Circular are expressed in U.S. dollars, except where otherwise indicated. References to "dollars" or "$" are to U.S. dollars, and any references to "CAD$" are to Canadian dollars.
QUORUM
A quorum is required in order for the Meeting to be properly constituted. Two (2) or more shareholders personally present and representing, either in their own right or by proxy, not less than twenty-five percent (25%) of the issued shares of the Corporation shall constitute a quorum of the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The authorized capital of the Corporation consists of an unlimited number of common shares (the “Shares” or “Common Shares”). As of the close of business on April 19, 2012, the record date for the Meeting (the “Record Date”), 52,595,828 Common Shares were outstanding and entitled to be voted at the Meeting. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”) under the symbol “KFS.”

The following table sets forth certain information regarding beneficial ownership of or control or direction, directly or indirectly, of the Common Shares as of April 19, 2012, by: (i) each shareholder known by the Corporation to be a beneficial owner of more than 5% of the Corporation's outstanding Common Shares, which includes any person or company who, or to the knowledge of the Corporation's directors and executive officers, any person or company that beneficially owns or controls or directs, directly or indirectly, 5% or more of the Corporation's outstanding Common Shares; (ii) each director and director nominee of the Corporation; (iii) the Chief Executive Officer and each additional executive officer named in the 2011 summary compensation table under the heading “Executive Compensation” in this Circular; and (iv) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Northwest Point Blvd., Elk Grove Village, IL, 60007.

Beneficial Owner	Number of Common Shares	Percent of Common Shares Outstanding(1)
Gregory P. Hannon	1,828,500	3.48%
Terence M. Kavanagh	1,774,500	3.37%
Spencer L. Schneider	23,000	0.04%
Joseph Stilwell	8,840,422	16.81%
Larry G. Swets, Jr.	1,010,100 (2)	1.92%
William A. Hickey, Jr.	zero	zero
Leonia Rodrigues	zero	zero
All Directors and Executive Officers as a Group (7 persons)	13,476,522	25.62%
Bruce Mitchell	5,602,478 (3)	10.65%
Notes:

(1)
Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 52,595,828 shares of the Corporation as of April 19, 2012, plus the number of options presently exercisable or exercisable within 60 days of April 19, 2012 by the named security holder.

(2)	Mr. Swets owns 1,000,000 Common Shares directly, and 10,100 Common Shares indirectly as a beneficial owner of the shares held by InsRisk Equity Fund, LP.

(3)
The number of Common Shares held by Mr. Mitchell are as disclosed in Mr. Mitchell's press release dated February 10, 2012 and on the System for Electronic Disclosure by Insiders (SEDI). Mr. Mitchell's address, per public disclosure is: Suite 108 42 Antares Drive, Nepan ON, K2G 7Y4.

Q&A ON PROXY VOTING
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; (iii) the approval of a special resolution authorizing an amendment to the Corporation's articles of incorporation, if and when the Board of Directors of the Corporation (the “Board”) shall deem appropriate to do so, but in any event no later than August 1, 2012, to effect the share consolidation of the outstanding Common Shares of the Corporation, at a share consolidation ratio to be determined by the Board but within the range of one (1) post-consolidation share for every two (2) pre-consolidation shares to one (1) post-consolidation share for every five (5) pre-consolidation shares; (iv) the approval of an advisory non-binding resolution approving the 2011 compensation of the named executive officers, as disclosed in this Circular; and (v) the approval of an advisory non-binding resolution setting forth how frequently the Corporation should conduct a shareholder advisory vote on executive compensation.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:    Who can I call with questions?

A:
If you have questions about the information contained in this Circular or require assistance in completing your form of proxy, please call Kingsdale Shareholder Services Inc., the Corporation's proxy solicitation agent, toll-free at 1-866-851-4179. Further contact details for Kingsdale Shareholder Services are located on the back cover of this Circular.

Q:	How do I vote?

A:	If you are a registered shareholder there are a number of ways you can vote your Shares:

•	In Person: You may vote in person at the Meeting.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting.

•	By Telephone: In addition, you may vote your Shares by telephone. Shareholders located in Canada or in the United States may vote by telephone by following the instructions on the form of proxy.

•	By Internet: You may vote over the Internet by following the instructions on the form of proxy.
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 1:00 p.m., Eastern Daylight Time, on May 29, 2012.
Q:    What if I plan to attend the Meeting and vote in person?

A:
If you are a registered shareholder and plan to attend the Meeting on May 31, 2012 and wish to vote your Shares in person at the Meeting, do not complete or return the form of proxy. When you arrive to vote in person at the Meeting, please register with the transfer agent, Computershare Investor Services Inc. (“Computershare”). Computershare will remove your vote from the proxy tabulation and your vote will be counted in person. If your Shares are held in the name of a nominee and you wish to attend the Meeting, refer to the answer to the question “If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?” for voting instructions.

Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board of the Corporation and the associated costs will be borne by the Corporation. The Corporation has also retained Kingsdale in connection with the solicitation of proxies at a cost of CAD$15,000 and reimbursement of disbursements related to the solicitation. The solicitation will be made primarily by mail, but may also be made in writing or in person by the employees of the Corporation or Kingsdale.

Q:    What happens if I sign the form of proxy enclosed with this Circular?

A:
Signing the enclosed form of proxy gives authority to Spencer L. Schneider, Chairman of the Board, or failing him, Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation, respectively, or to another person you have appointed, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
Yes. Write the name of this person, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your Shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of Computershare Investor Services Inc.

Q:    What do I do with my completed proxy?

A:
Return it to the Corporation's transfer agent, Computershare Investor Services Inc., in the envelope provided or at Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1. Your form of proxy must be received by Computershare by no later than 1:00 p.m. (Toronto time) on Tuesday May 29, 2012. This will ensure that your vote is recorded. The proxy voting cut-off may be waived by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares, or you can let your proxyholder decide for you. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder can vote your Shares as he or she sees fit in accordance with their best judgment.
In the absence of such directions, however, the management nominees will vote your Shares:
(a) in favor of: (i) the election of the proposed directors noted in the Circular to the Board; (ii) the appointment of the auditors; (iii) the approval of the special resolution authorizing the Board's discretionary authority to amend the Corporation's articles of incorporation to effect a share consolidation; and (iv) the advisory non-binding resolutions approving the 2011 compensation of the named executive officers, as disclosed in this Circular; and
(b) as having selected to hold future advisory non-binding votes to approve the compensation of the named executive officers annually.
Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway's Chief Financial Officer at the following address: 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. The statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, signed under its corporate seal or by a duly authorized officer or attorney of the corporation;

(ii)	If you sent a form of proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received according to the deadline below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so and following the instructions on the form of proxy; or

(iv)	Appear in person at the Meeting, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the registered office of the Corporation at any time up to 5:00 p.m. (Toronto time) on Wednesday May 30, 2012 or to the Chairman of the Board on the day of the Meeting, Thursday May 31, 2012, or any adjournment or postponement of the Meeting, prior to the time of voting.

Q:	What if amendments are made to these matters or if other matters are brought before the Meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.
Q:    How many Shares are entitled to vote?

A:	As of the Record Date, there were 52,595,828 Common Shares outstanding. Each registered shareholder has one (1) vote for each Common Share held at the close of business on the Record Date.
Q:    How will the votes be counted?

A:
Except for the approval of the special resolution authorizing the Board's discretion to amend the articles of incorporation to effect a share consolidation, each proposal brought before the Meeting requires a majority of votes cast on each proposal for approval. The special resolution must be approved by at least two-thirds of the votes cast at the Meeting. In the case of equal votes, the Chairman of the Meeting is not entitled to a second or casting vote. Abstentions from voting and broker non-votes will not be counted and will have no effect on the approval of matters to be considered at the Meeting. No holders of any Shares of the Corporation are entitled to cumulative voting rights. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Given the multiple voting choices available to shareholders under the advisory resolution setting how frequently the Corporation should conduct a shareholder advisory vote on executive compensation, it is possible that none of the alternatives of one, two or three years will receive a majority vote. Nevertheless, the Board considers this vote the equivalent of a poll of the shareholders and will consider the number of votes each alternative receives when making future decisions as to the timing of say-on-pay votes.

Q:	Who counts the votes?

A:	The Corporation's transfer agent, Computershare Investor Services Inc., counts and tabulates the proxies.

Q:	If I need to contact the transfer agent, how do I reach them?

A:	You can contact the transfer agent as follows:

by mail:	by telephone or email:
Computershare Investor Services Inc. Proxy Department 100 University Avenue, 9th Floor Toronto, Ontario M5J 2Y1	within Canada and the United States at 1-800-564-6253 all other countries (416) 981-9633 or by email: service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. By doing so, you are instructing your nominee to appoint you as proxyholder. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, Computershare Investor Services Inc., upon arrival at the Meeting.

In any event, shareholders must explicitly follow any instructions provided by their nominee.

Q:	Is the vote on the say-on-pay proposal and say-on-frequency proposal binding on the Board?

A:
Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:	How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2011, and all amendments thereto (the “Form 10-K”), can be found under the Corporation's name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on the Securities and Exchange Commission's (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the record date for the 2012 Meeting, and should be directed to Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. You may also access the exhibits described in the Form 10-K through our website at www.kingsway-financial.com or through the SEC website at www.sec.gov.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is www.sec.gov . In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.
PARTICULARS OF MATTERS TO BE ACTED UPON
FINANCIAL STATEMENTS
Shareholders will consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2011 together with the auditors' report thereon. These documents are available on the Corporation's website at www.kingsway-financial.com and on SEDAR at www.sedar.com,and are also included in the Corporation's Form 10-K for the year ended December 31, 2011 which is found on the EDGAR website at www.sec.gov.
ELECTION OF DIRECTORS
Our articles of incorporation provide that the Board shall consist of not fewer than one (1) and not more than ten (10) directors. The Board has determined that the number of directors constituting the Board currently be set at four.
All four nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Ontario) (“OBCA”) and the by-laws of the Corporation.
In 2009, the Board adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes in favor of their election in an uncontested election will be required to immediately submit their resignation to the Audit Committee. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee's recommendation within 90 days of the Meeting.
Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.
Information set out below is as of April 19, 2012, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2011 is set out in the section entitled “Executive Compensation - Director Compensation Table” of this Circular.

Gregory P. Hannon
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen's University in 1978 and an M.B.A. from The Harvard Business School in 1987. He currently sits on the board of Delhi-Solac, a privately owned manufacturer of steel tubing.

Age: 57
Residence: Ontario, Canada
Director Since: September 16, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Audit Committee Corporate Governance and Nominating Committee		11/11 8/8	100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	1,828,500			CAD$1,279,950
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Terence M. Kavanagh
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh's previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. He holds a Bachelor of Law degree from The University of Western Ontario, and an M.B.A. from the Tuck School of Business at Dartmouth College.

Age: 57
Residence: Ontario, Canada
Director Since: April 23, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Compensation Committee Investment and Capital Committee		11/11 6/6 5/5	100% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	1,774,500			CAD$1,242,150
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Spencer L. Schneider
Spencer L. Schneider, Chairman of the Board, is engaged in the private practice of law in New York, New York. Mr. Schneider opened his law firm in 1989 and practices law primarily in the areas of corporate law and litigation. Mr. Schneider is a member of the Bar of the State of New York. He was a director of American Physicians Capital, Inc., a Michigan based insurance carrier, from February 2002 until October 2010, where he was Chairman of the governance committee and compensation committee and served as a member of the audit committee. Mr. Schneider received a Bachelor of Arts degree from Washington University in 1982 and a Juris Doctor from the Benjamin N. Cardozo School of Law in 1985. He has been Chairman of the Board since April 23, 2009.

Age: 52
Residence: New York, United States of America
Director Since: January 7, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)(6)	Board Audit Committee Corporate Governance and Nominating Committee		11/11 8/8	100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	23,000			CAD$16,100
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Joseph Stilwell
Joseph Stilwell has acted as a private investment manager overseeing the Stilwell Group of funds since 1993. He has been a director of the Corporation since April 23, 2009. He was a director of American Physicians Capital, Inc., a Michigan based insurance carrier, from 2004 until October 2010, and he sat on the board of directors of SCPIE Holdings Inc., a California based insurance carrier, in 2007. Mr. Stilwell is a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.

Age: 50
Residence: New York, United States of America
Director Since: April 23, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Audit Committee Compensation Committee Investment and Capital Committee		11/11 6/8 6/6 5/5	100% 75% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	8,840,422			CAD$6,188,295
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--
Notes:

(1)
“Independent” refers to the standards of independence established under Sections 1.4 and 1.5 of the Canadian Securities' Administrators National-Instrument 52-110, and section 301 of the Sarbanes-Oxley Act of 2002 and the criteria for independence established by the NYSE.

(2)	All of the directors attended the 2011 annual meeting of shareholders.

(3)	This aggregate number includes Common Shares beneficially owned, controlled or directed. 3,275,000 Common Shares of the Corporation are held jointly by Mr. Hannon and Mr. Kavanagh.

(4)	The value of the Common Shares is based on the closing price of the Common Shares on the TSX as of April 19, 2012: CAD$0.70.

(5)	Upon the recommendation of the Compensation Committee, the Board did not award stock options to the directors of the Corporation in 2011.

(6)
Mr. Schneider has been granted options to purchase, in the aggregate, 200,000 Common Shares from Stilwell Value Partners III, L.P. (“SVP III”) and Stilwell Associates, L.P. (“Associates”) pursuant to a Stock Option Agreement made and entered into as of January 7, 2009 (the “Schneider Stock Option Agreement”) by and among SVP III, Associates and Mr. Schneider. The terms and conditions with respect to the exercise of such options, including, among other things, the exercisability of such options, the exercise price for such options and the method of exercising such options, are set out in the Schneider Stock Option Agreement, a copy of which is attached as Exhibit 10 to United States Securities and Exchange Commission Schedule 13D (Amendment No. 8), dated February 18, 2009 filed with the SEC. These options are currently out-of-the-money and are currently worth $0.

(7)
This number reflects 500,000 Shares beneficially owned and the following number of Shares controlled and directed through: Stilwell Associates L.P. (2,105,479 Shares); Stilwell Value Partners III L.P. (3,000,000 Shares); Stilwell Value Partners IV, L.P. (3,000,000 Shares); and Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. (234,943 Shares).

CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS
To the knowledge of management, no nominee for election as a director of the Corporation is, or has been within ten years before the date of this Circular:

1)
a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company (including the Corporation) that (i) was subject to an order that was issued while the nominee was acting in the capacity as director, CEO or CFO or (ii) was subject to an order that was issued after the nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO;

2)
a director or executive officer of any company (including the Corporation) that, while such nominee was acting in that capacity, or within one (1) year of such nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such nominee.

For the purposes of the foregoing, the term “order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
To the knowledge of management, no nominee for election as a director of the Corporation has been subject to:

1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

2)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

APPROVAL RATIFICATION OF APPOINTMENT OF AUDITORS
The Board recommends approval of the appointment of BDO USA LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. BDO USA was appointed auditor of the Corporation on September 23, 2010, and has provided services in connection with the audit of our financial statements for the year ended December 31, 2011, assistance with our Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting.
CHANGES IN ACCOUNTANTS
The Corporation engaged BDO USA as the Corporation's registered public accounting firm on September 23, 2010, on which date our previous independent auditor, KPMG LLP ("KPMG"), resigned upon the request of the Corporation. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Board. BDO USA audited our financial statements for the fiscal year ended December 31, 2010. KPMG served as our principal accountant during the fiscal year ended December 31, 2009.
In connection with the audit of the financial statements of the Corporation for the fiscal year ended December 31, 2008, and through the subsequent interim period preceding KPMG's dismissal, the Corporation did not consult with BDO USA regarding (i) the application of accounting principles to any proposed transaction or the rendering of any audit opinion on the Corporation's consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S-K.
The audit reports of KPMG: (i) on the consolidated financial statements of the Corporation and its subsidiaries as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle; and (ii) on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
In connection with the audit of the financial statements of the Corporation for the fiscal years ended December 31, 2008 and 2009, and through the subsequent interim period preceding KPMG's dismissal, there were (i) no “disagreements” between the Corporation and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events.”
AUDIT FEES
The aggregate fees billed by BDO USA for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation's quarterly financial statements were $886,939 in fiscal year 2011 and $1,005,000 in fiscal year 2010. The aggregate fees billed by KPMG, the Corporation's former auditor, for professional services rendered for the audit of the reviews of the Corporation's quarterly financial statements was $580,622 for partial year work performed in 2010.

AUDIT RELATED FEES
The aggregate audit related fees, including expenses reimbursed, billed by BDO USA were zero in fiscal year 2011 and zero in fiscal year 2010. The aggregate audit related fees, including expenses reimbursed, billed by KPMG were zero in fiscal year 2011 and $130,605 in fiscal year 2010. This work primarily included consultations related to financial accounting and reporting standards in 2010.
TAX FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal years 2011 and 2010. The aggregate fees, including expenses reimbursed, billed by KPMG for tax compliance, tax advice and tax planning services were $466,923 in fiscal year 2010. These services included analyses of various tax matters affecting the Corporation and its subsidiaries.
ALL OTHER FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for services rendered to the Corporation and its subsidiaries, other than the services described above, were zero in fiscal years 2011 and 2010.
The Audit Committee Charter provides for the Audit Committee to establish the auditors' fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors' independence. In 2004, the Audit Committee considered and pre-approved expenditure limits for the Corporation's auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation's auditors to ensure they are consistent with maintaining the auditors' independence. In 2011, all non-audit services were approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the appointment of BDO USA as auditors of the Corporation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the appointment of BDO USA as auditors of the Corporation.
BOARD AUTHORITY TO EFFECT A SHARE CONSOLIDATION AND THE RELATED AMENDMENT TO OUR ARTICLES OF INCORPORATION, AT THE DISCRETION OF THE BOARD
Shareholders at the Meeting will be asked to consider, and, if thought advisable, to give the Board the authority to effect a share consolidation (also known as a reverse stock split) and effect the related amendment to the Corporation's articles of incorporation. The ratio of the share consolidation will be within the range of one (1) post-consolidation share for every two (2) pre-consolidation shares to one (1) post-consolidation share for every five (5) pre-consolidation shares, with the final decision whether to proceed with the share consolidation, and the exact ratio and timing of the share consolidation, to be determined by the Board, in its discretion, if at all.
If shareholders approve this special resolution, our Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the shareholders, to select the share consolidation ratio within the noted range and effect the approved share consolidation by filing the amendment to the articles of incorporation. If the amendment to the articles of incorporation has not been filed by the close of business on August 1, 2012 the Board will abandon the share consolidation. If the share consolidation is implemented, the amendment to the articles of incorporation would not change the par value per share of our Common Shares or the Corporation's authorized share capital. Except for dilution resulting from our proposed treatment of fractional shares (as described below), each shareholder will hold the same percentage of Common Shares outstanding immediately after the share consolidation as such shareholder held immediately prior to such event.
Our Board believes that shareholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the share consolidation. If the shareholders approve this special resolution, the share consolidation will be effected, if at all, only upon a determination by the Board that the share consolidation is in the Corporation's and the shareholders' best interests at that time. In connection with any determination to effect the share consolidation, the Board will set the time for such a share consolidation and select a specific ratio within the approved range. These determinations will be made by the Board with the intention to create the greatest marketability for our Common Shares based upon prevailing market conditions at that time.
The Board reserves its right to elect to abandon the share consolidation if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Corporation and its shareholders.
RESOLUTION
In order to give the Board the authority to effect the share consolidation in their discretion, the special resolution of shareholders, in the form set out in Schedule B to this Circular, must be passed by the affirmative vote of at least two-thirds of the votes cast by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the special resolution giving the Board authority to amend the Corporation's articles of incorporation to effect a share consolidation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the special resolution.
PURPOSE OF THE SHARE CONSOLIDATION
The Board has determined that at this time, the authority to effect a share consolidation, if and when determined by the Board, is in the best interests of the Corporation. The Board anticipates the expected benefits resulting from a share consolidation to include the following:

1.
Reduced risk of NYSE delisting: The share consolidation is intended to increase the price of the Common Shares in order to continue to meet the NYSE's price criteria for continued listing. The Common Shares are publicly traded and listed on the NYSE (and the TSX) under the symbol “KFS.” NYSE rules provide that the Corporation will be considered below compliance standards if the average closing price of the Common Shares as reported on the consolidated tape is less than $1.00 over a consecutive 30 trading-day period. Once the Corporation receives notice of the low average share price, the Corporation must bring its share price and average share price back above $1.00 within six months. The Corporation's Common Shares have been trading at a price of less than $1.00 since August 2011. Notwithstanding the foregoing, however, the NYSE has granted us additional time until the Meeting to obtain the requisite approval of the share consolidation from shareholders. A share consolidation, if implemented, is intended to raise the trading price of our Common Shares and reduce the risk that our Common Shares would be delisted from NYSE. However, there can be no assurance that, following the share consolidation, the per share price of our Common Shares will remain above $1.00. If we are unable to regain compliance with the NYSE continued listing criteria, our Common Shares could be delisted by NYSE. If we were to be delisted from NYSE, our Common Shares could be subject to "penny stock" rules and other factors which could negatively impact our liquidity and our shareholders' ability to sell their shares.

2.
More attractive share price: An increase in the price per share that may result from a share consolidation, could heighten the interest of the financial community in the Corporation and broaden the pool of investors that may consider investing in the Corporation. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. In addition, brokers often discourage their customers from purchasing such stocks. To the extent that the price per share of the Common Shares remains at a higher per share price as a result of the share consolidation, some of these concerns may be ameliorated.

3.
A reduction in costs and fees for shareholders and the Corporation: Many investors pay commissions based on the number of Common Shares traded when they buy or sell Common Shares. If the share price were higher, these investors would pay lower commissions to trade a fixed dollar amount of Common Shares than they would if the share price were lower. In addition, the Corporation's management also believes that the share consolidation may reduce certain of its ongoing costs, such as listing and transfer agent fees.

CERTAIN RISKS ASSOCIATED WITH THE SHARE CONSOLIDATION
The NYSE has several other listing requirements applicable to the listing of the Common Shares. There can be no assurance that the Corporation will be able to meet all of the continued listing requirements of the NYSE after a share consolidation. Moreover, there can be no assurance that the market price of the Common Shares after the share consolidation will adjust to reflect the decrease in Common Shares outstanding or that the market price following a share consolidation will either exceed or remain in excess of the current market price.

While the Corporation believes that a higher share price may help generate investor interest in the Common Shares, the share consolidation may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. If the share consolidation is implemented and the market price of the Common Shares declines, the percentage decline may be greater than would occur in the absence of the share consolidation. The market price of the Common Shares is also based on the Corporation's performance and other factors, which are unrelated to the number of Common Shares outstanding.
The share consolidation may result in some shareholders owning “odd lots” of fewer than 100 shares on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than Common Shares in “board lots” of even multiples of 100 shares.
The share consolidation may result in an immaterial level of dilution for certain shareholders as we intend to round up fractional shares to the nearest whole share. For example, if the Corporation exchanges at a ratio of one (1) post-consolidation share for each five (5) pre-consolidation shares outstanding, a shareholder holding ninety-three (93) pre-consolidation shares would receive nineteen (19) post-consolidation shares (reflecting a rounding up of 0.4 shares from 18.6 post-consolidation shares to 19 post-consolidation shares) without the payment of any consideration. This would result in dilution to other shareholders in the aggregate equal to the amount of rounding (0.4 shares in this example).
BOARD DISCRETION TO IMPLEMENT THE SHARE CONSOLIDATION
The Board believes that shareholder approval of a range of share consolidation ratios (rather than a single exchange ratio) is in the best interests of shareholders because it provides the Board with the flexibility to achieve the desired results of the share consolidation and because it is not possible to predict market conditions at the time the share consolidation would be implemented. If shareholders approve the resolution, the Board would carry out a share consolidation only upon the Board's determination that a share consolidation would be in the best interests of the shareholders at that time. The Board would then set the ratio for the share consolidation within the range approved by shareholders and in an amount it determines is advisable and in the best interests of the shareholders considering relevant market conditions at the time the share consolidation is to be implemented. In determining the ratio, following receipt of shareholder approval, the Board of Directors may consider, among other things:

•	the historical prices and trading volume of the Common Shares;

•	the then-prevailing trading price and trading volume of the Common Shares and the anticipated impact of the share consolidation on the trading market for the Common Shares;

•	the outlook for the trading price of the Common Shares;

•	threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in the Common Shares;

•	the Corporation's ability to maintain compliance with the listing requirements of the NYSE;

•	minimizing the amount of “rounding up” to avoid dilution; and

•	prevailing general market and economic conditions.
The Board intends to select a share consolidation ratio that it believes would be most likely to achieve the anticipated benefits of the share consolidation described above.
The Board reserves its right to elect to abandon the share consolidation if it determines, in its sole discretion, that it is no longer in the best interests of the Corporation and its shareholders.
EFFECTIVE DATE
If the share consolidation is implemented, the Corporation will file articles of amendment with the Director under the OBCA. The share consolidation becomes effective upon such filing of the articles of amendment (or at such later time as may be set forth in the articles of amendment). No further action on the part of shareholders would be required to either effect or abandon the share consolidation. If the amendment to the articles of incorporation has not been filed by the close of business on August 1, 2012, the authority granted in the resolution to implement the share consolidation will terminate. The Board reserves its right to elect not to proceed and abandon the share consolidation if it determines, in its sole discretion, that this proposal is no longer in the best interests of shareholders.
If the share consolidation is implemented, the Corporation will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Shares will continue to be listed on the NYSE (and the TSX) under the symbol "KFS," although NYSE will add the letter "D" to the end of the trading symbol for a period of 20 trading days after the effective date to indicate that the share consolidation has occurred.
IMPACT OF THE SHARE CONSOLIDATION IF IMPLEMENTED
If approved and effected, the share consolidation will be realized simultaneously and in the same ratio for all of our Common Shares. Except as described in respect of fractional shares, the share consolidation will affect all holders of our Common Shares uniformly and will not affect any shareholder's percentage ownership interest in the Corporation.
The principal effects of the share consolidation will be that:

•
depending on the ratio for the share consolidation selected by our Board, any whole number of pre-consolidation Common Shares between two (2) and five (5) as determined by the Board, will be combined into one (1) new post-consolidation Common Shares;

•
based on the number of Common Shares outstanding as of April 19, 2012, the number of post-consolidation Common Shares issued and outstanding will be reduced from 52,595,828 to a range of approximately 26,297,914 to 10,519,165 depending upon the share consolidation ratio selected by the Board;

•	the number of authorized shares of capital stock of the Corporation will remain as unlimited;

•
based upon the share consolidation ratio selected by our Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, or other securities that are convertible into Common Shares, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the share consolidation; and

•
the number of Common Shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the share consolidation ratio selected by our Board.

MECHANICS OF THE SHARE CONSOLIDATION
Exchange of Share Certificates
Accompanying this Circular and form of proxy is a letter of transmittal (the “Letter of Transmittal”) to be used by shareholders who hold their Common Shares in certificated form. The Letter of Transmittal includes additional instructions specifying the details of the exchange of certificated pre-consolidation shares.
If the proposed share consolidation is approved by shareholders at the Meeting and is implemented, the Corporation will publicly announce the effective date of the share consolidation and the share consolidation ratio selected. Following such announcement, shareholders who hold their Common Shares in certificated form are encouraged to deliver a completed Letter of Transmittal and Common Share certificates representing their pre-consolidation shares to Computershare at the address specified in the Letter of Transmittal, whereupon the shareholder will receive in exchange thereof a Direct Registration System (“DRS”) Advice/Statement representing the number of post-consolidation shares they hold following the share consolidation.
DRS is an electronic registration system which allows shareholders to hold Common Shares in their name in book-based form, as evidenced by a DRS Advice/Statement rather than a physical share certificate.
No shareholder will be required to pay a transfer or other fee to exchange his, her or its certificates. No delivery of a DRS Advice/Statement will be made until the holder of certificated Common Shares has surrendered to Computershare their pre-consolidation share certificates together with a completed and executed Letter of Transmittal. Shareholders should not send in share certificates until the Corporation announces that the share consolidation has become effective. If the share consolidation is implemented, each certificate representing pre-consolidation Common Shares will, until surrendered and exchanged as described herein, for all corporate purposes, be deemed to represent, respectively, only the applicable number of post-consolidation shares.
In connection with the share consolidation, the CUSIP for the Common Shares will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-consolidation shares.

The method chosen for delivery of share certificates and Letters of Transmittal to Computershare is the responsibility of the shareholder and neither Computershare nor the Corporation will have any liability in respect of share certificates and/or Letters of Transmittal which are not actually received by Computershare.
SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT THE LETTER OF TRANSMITTAL AND ANY SHARE CERTIFICATE(S) UNTIL FOLLOWING THE ANNOUNCEMENT BY THE CORPORATION OF THE EFFECTIVE DATE OF THE SHARE CONSOLIDATION.
Effect on Registered “Book-entry” Holders of Common Shares
Registered holders of Common Shares may hold some or all of their Common Shares electronically in book-based form under the DRS. These shareholders will not have share certificates evidencing their ownership. They are, however, provided with a DRS Advice/Statement reflecting the number of Shares registered in their accounts.
If you hold registered Common Shares in book-based form, you do not need to send in a Letter of Transmittal, or take any action to receive a DRS Advice/Statement representing your post-consolidation shares. If you are entitled to post-consolidation shares, a DRS Advice/Statement will automatically be sent to your address of record indicating the number of Common Shares you hold following the share consolidation.
Beneficial Holders of Common Shares (Shareholders Who Hold in "Street Name")
Upon effecting the share consolidation, we intend to treat shares held by shareholders in "street name," through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the share consolidation for their beneficial holders holding our Common Shares in "street name." However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the share consolidation. If a shareholder holds Common Shares with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.
Fractional Shares
No fractional shares will be issued. As set forth in the special resolution, any fractional share resulting from the share consolidation will be rounded up to the next whole share.
No Dissent Rights
Under the OBCA, shareholders are not entitled to dissent rights with respect to the share consolidation, and we will not independently provide shareholders with any such right.
ACCOUNTING MATTERS
The per share net income or loss of the Common Shares, for all periods reported, will be restated because there will be fewer outstanding Shares of the Corporation. The share consolidation will not affect the par value of a Common Share.
US FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain material U.S. federal income tax consequences of the proposed share consolidation to U.S. Holders (as defined below). The following does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the share consolidation and is included for general information only. It does not address any U.S. state, local, estate, gift, or non-U.S. income or other tax consequences. It addresses only U.S. Holders who hold the pre-consolidation shares and post-consolidation shares as capital assets. It does not address U.S. Holders subject to special rules, such as financial institutions, regulated investment companies, personal holding companies, tax-exempt organizations, insurance companies, dealers in securities, foreign shareholders, persons that own or have owned (directly, indirectly or constructively) 5% or more, by voting power or value, of the outstanding equity interests of the Corporation, U.S. Holders who hold the pre-consolidation shares as part of a straddle, hedge or conversion transaction, U.S. Holders who are subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Holders who hold options or warrants to acquire Common Shares, or U.S. Holders who acquired their pre-consolidation shares pursuant to the exercise of employee stock options, warrants or otherwise as compensation. This summary assumes that the Corporation will not be and has never been a “passive foreign investment company” within the meaning of Section 1297 of the Code. This summary is based upon the Code, applicable U.S. Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings, all as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly retroactively. We have not obtained a ruling from the Internal Revenue Service (the “IRS”) or an opinion of legal or tax counsel with respect to the consequences of the share consolidation. The tax treatment of a U.S. Holder may vary depending upon his, her or its particular facts and circumstances. Each U.S. Holder is advised to consult his, her or its tax advisor as to his, her or its own situation.
This discussion does not address the U.S. federal income tax considerations of the proposed share consolidation to an entity that is a partnership for U.S. federal income tax purposes, or the partners of such partnership. Partnerships and partners should consult their own tax advisors.
For purposes of this summary, a “U.S. Holder” is a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, that is treated, for U.S. federal income tax purposes, as being created or organized in or under the laws of the United States, any state in the United States or the District of Columbia, (c) an estate if the income of the estate is subject to U.S. federal income tax regardless of the source of the income, or (d) a trust if (i) the trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (ii) a U.S. court is able to exercise primary supervision over the administration of the trust and one (1) or more U.S. persons have the authority to control all substantial decisions of the trust.
A U.S. Holder should not recognize gain or loss as a result of the share consolidation. The aggregate tax basis of the Common Shares received by such U.S. Holder in the share consolidation should be equal to the aggregate tax basis of the pre-consolidation shares exchanged therefor. The holding period of the post-consolidation shares received should include the holding period of the pre-consolidation shares exchanged therefor.
The Corporation should not recognize any gain or loss as a result of the share consolidation.
The Corporation's view regarding the tax consequences of the proposed share consolidation is not binding on the IRS or the courts. ACCORDINGLY, EACH U.S. HOLDER SHOULD CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM, HER OR IT OF THE SHARE CONSOLIDATION.
CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of the principal Canadian federal income tax consequences generally applicable to a shareholder who, for purposes of the Income Tax Act (Canada) (the “Tax Act”) and at all relevant times, holds Common Shares as capital property and who is not affiliated with, and deals at arm's length with, the Corporation. Generally, the Common Shares will be considered to be capital property of a shareholder provided that they are not held in the course of carrying on a business or in connection with an adventure or concern in the nature of trade. Certain shareholders who are residents in Canada for purposes of the Tax Act and who might not otherwise be considered to hold their Common Shares as capital property may, in certain circumstances, be entitled to have the Common Shares and all other “Canadian securities,” as defined in the Tax Act, treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. This summary is not applicable to a shareholder: (i) that is a “financial institution” for the purposes of the mark-to market rules contained in the Tax Act; (ii) that is a “specified financial institution” or “restricted financial institution” as defined in the Tax Act; (iii) representing an interest which is a “tax shelter investment” as defined in the Tax Act; or (iv) that reports its Canadian tax results in a currency other than Canadian currency. Such shareholders are advised to consult their own tax advisors. This summary also does not address any tax considerations relevant to the acquisition, holding or disposition of Common Shares, other than those Canadian federal income tax issues that are directly the consequence of the proposed share consolidation.
The summary is based on the current provisions of the Tax Act and the regulations thereunder, (the “Regulations”), and the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published in writing and publicly available prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof and assumes that all such proposed amendments will be enacted in the form proposed. This summary does not otherwise take into account or anticipate any change in law, or administrative practices and assessing policies, whether by legislative, government or judicial decision or action.
This summary is of a general nature only and is not intended to be, and should not be construed as, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations and does not take into account provincial, territorial or foreign tax considerations, which may vary from the Canadian federal income tax considerations described herein. Shareholders are advised to consult their own tax advisors with regard to their particular circumstances.
Based on the Corporation's understanding of the current administrative practices and assessing policies of the CRA, a shareholder will not be considered to have disposed of his, her or its Common Shares solely as a result of the share consolidation. Consequently, the share consolidation will not result in the realization of a capital gain or capital loss by a shareholder. In general, the aggregate adjusted cost base of the Common Shares held by a shareholder immediately after the share consolidation will be the same as the aggregate adjusted cost base of the Common Shares held by such shareholder immediately before the share consolidation.
NO GOING PRIVATE TRANSACTION
Notwithstanding the decrease in the number of outstanding shares following the share consolidation, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

ADVISORY VOTE TO APPROVE THE COMENSATION OF THE NAMED EXECUTIVE OFFICERS
The Corporation is providing shareholders with a non-binding advisory vote to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. Section 14A of the Exchange Act was amended in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation's named executive officers, as described in “Executive Compensation” below. In addition, shareholders may abstain from voting, if they so choose. The Dodd-Frank Act requires the Corporation to hold an advisory vote on executive compensation at least once every three years. Accordingly, the following resolution will be submitted for a shareholder vote at the Meeting:

RESOLVED, that the compensation paid to the Corporation's named executive officers, including the compensation tables and narrative discussion as contained in the Corporation's Management Information Circular and Proxy Statement dated May 7, 2012, is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board. However, the Board and the Compensation Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2011 compensation of the named executive officers, as disclosed in this Circular. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2011 compensation of the named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Pursuant to the Exchange Act, the Corporation is also providing shareholders with a non-binding advisory vote on the frequency with which the Corporation's shareholders will have a non-binding, advisory vote on executive compensation (a “say-on-pay frequency vote”). The say-on-pay-frequency vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years or every three years. In addition, shareholders may abstain from voting, if they so choose. The Dodd-Frank Act requires the Corporation to hold a say-on-frequency vote at least once every six years. Accordingly, the following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED, that the highest number of votes cast by the shareholders of the Corporation for the option set forth below shall be the preferred frequency with which the Corporation is to hold a non-binding advisory vote on the approval of the compensation of its named executive officers included in the Circular:
every year _____ every two years _____ every three years _____
As an advisory vote, the result of the say-on-frequency vote is non-binding on the Corporation and the Board. However, the Board and the Compensation Committee will carefully review and consider the voting results when determining the frequency with which future say-on-pay votes will be included in the Corporation's proxy statement.

Shareholders are not voting to approve or disapprove of the Board's recommendation. Instead, the form of proxy provides shareholders with four choices with respect to this proposal: annually, every two years, every three years or to abstain from voting on the proposal. The option of annually, every two years or every three years that receives the highest number of votes cast by the holders of the shares of the Common Shares present in person or by proxy at the Meeting will constitute shareholder non-binding approval with respect to the frequency of submission to shareholders of say-on-pay proposals.

In formulating its recommendation, the Board considered that an annual non-binding advisory vote on executive compensation is advisable for a number of reasons, including:

•
An annual say-on-pay vote will allow the Board to obtain shareholder input on the Corporation's executive compensation program on a more consistent basis which aligns more closely with the Board's objective to engage in regular dialogue with shareholders on corporate governance matters, including the Corporation's executive compensation philosophy, policies and practices;

•
A one-year frequency provides the highest level of accountability and communication by enabling the say-on-pay vote to correspond with the most recent executive compensation information presented in the Corporation's proxy statement for the annual meeting;

•
A longer approach may make it more difficult for the Compensation Committee to understand and respond to the voting results because it may be unclear whether the shareholder vote pertains to the most recent executive compensation information presented in the Corporation's proxy statement for the annual meeting or to pay practices from the previous two years or both; and

•	Holding say-on-pay votes annually reflects sound corporate governance principles and is consistent with a majority of institutional investor policies.

Management and the Board unanimously recommend that shareholders vote to include a non-binding advisory vote on the compensation of the named executive officers in the Corporation's form of proxy EVERY YEAR. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote to include a non-binding advisory vote on the on the compensation of the named executive officers in the Corporation's form of proxy EVERY YEAR.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 - Effective Corporate Governance (“NP 58-201”), which provides guidance on corporate governance practices. In the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the NYSE listing standards and corporate governance requirements (the “NYSE Provisions”) require similar disclosure.
All of the current and proposed directors are independent as determined in accordance under Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of SOX and the criteria for independence established by the NYSE.
The Corporation has adopted a Statement of Corporate Governance Practices which complies with NI 58-101 and with NYSE Provisions. The Statement of Corporate Governance Practices was amended in April 2010. The Statement of Corporate Governance Practices can be found on the Corporation's website at www.kingsway-financial.com/governance and is also attached as Schedule “A” to this Circular.
The text of the written mandate of the Board is included in Schedule “A” to this Circular. The following are reports of Board committees which summarise the mandates and activities of each committee.

BOARD COMMITTEES
THE AUDIT COMMITTEE
The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Exchange Act and NI 52-110. The Audit Committee selects and engages the Corporation's independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management's response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Corporation's internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration.
The Audit Committee consists of three members: Gregory P. Hannon (Chairman), Spencer L. Schneider and Joseph Stilwell. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the SEC and that Gregory P. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held 8 meetings in the fiscal year ended December 31, 2011. The responsibilities and duties of the Audit Committee are set out in the Audit Committee's charter, the text of which is set forth in Appendix A to Corporation's Annual Information Form dated March 31, 2011 and is available on the Corporation's website at www.kingsway-financial.com.
The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen's University in 1978 and an M.B.A. from The Harvard Business School in 1987. He currently sits on the Board of Delhi-Solac, a privately owned manufacturer of steel tubing.
Spencer L. Schneider served from 2002 until 2010, on the audit committee of American Physicians Capital Inc. (“ACAP”), an insurance holding company, which is engaged in the business of providing medical professional liability insurance to physicians in the United States. In this role, Mr. Schneider was actively involved in reviewing ACAP's quarterly and annual filings.
Joseph Stilwell, as managing partner of Stilwell Associates, LP, has over 18 years of experience in managing his own investment funds, with a great deal of his time being dedicated to analyzing financial statements. Mr. Stillwell is also a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.
Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
The Corporation's independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.
Based upon the Audit Committee's discussion with management and the Corporation's Independent Registered Public Accounting Firm and Auditor and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC.

THE COMPENSATION COMMITTEE
The Board has a standing Compensation Committee which operates pursuant to a written charter adopted by the Board. The Compensation Committee's primary duties and responsibilities are:

•
to assist the Board in discharging its responsibilities in respect of compensation of the Corporation's executive officers, including setting salary and annual bonus levels for the Corporation's senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board;

•	to produce an annual report on executive compensation;

•	to provide recommendations to the Board in connection with directors' compensation; and

•	to provide recommendations to the Board in connection with succession planning for senior management of the Corporation.
The Compensation Committee's charter requires all Committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201 and other regulatory requirements. The Board determined that each member of the Compensation Committee in 2011 was independent.
As of December 31, 2011, the Compensation Committee was comprised of Joseph Stilwell and Terence M. Kavanagh.
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Board has a standing Corporate Governance and Nominating Committee which operates pursuant to a written charter adopted by the Board. The Corporate Governance and Nominating Committee's primary duties and responsibilities are:

•	identifying individuals qualified to become Board members and recommending that the Board select director nominees each year for the next annual meeting of the Corporation's shareholders; and

•
ensuring that the Audit Committee, Investment and Capital Committee, Corporate Governance and Nominating Committee and Compensation Committee of the Board have the benefit of qualified and experienced “independent” directors.

The charter of the Corporate Governance and Nominating Committee requires that all committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201, the NYSE Provisions and other regulatory requirements. The Board determined that each member of the Corporate Governance and Nominating Committee in 2011 was independent.
As of December 31, 2011, the Committee was comprised of Spencer L. Schneider (Chairman) and Gregory P. Hannon.
THE INVESTMENT AND CAPITAL COMMITTEE
The Board has established the Investment and Capital Committee, whose primary duties and responsibilities include:

•	to assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiaries;

•	to develop and monitor investment and capital policies and guidelines for the Corporation and its subsidiaries;

•	to provide recommendations to the Board in connection with the hiring of external investment managers; and

•	to meet with and monitor the performance of external investment managers.
As of December 31, 2011, the Investment and Capital Committee was comprised of Terence M. Kavanagh (Chairman) and Joseph Stilwell.
The charter for each board committee is available on the Corporation's website at www.kingsway-financial.com.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
It is the Corporation's policy to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
The Corporation's management is primarily responsible to manage risk and inform the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation's corporate governance practices and the Corporation's executive compensation plans and arrangements. These specific risk categories and the Corporation's risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

EXECUTIVE COMPENSATION
Named Executive Officers for 2011
For 2011, the Corporation's Named Executive Officers consist of the Corporation's Chief Executive Officer, the Chief Financial Officer, the most highly compensated executive officer who was serving the Corporation as an executive officer on December 31, 2011 and one individual who would have been among our most highly compensated executive officers if he had remained employed with the Corporation as of December 31, 2011 ("Named Executive Officers").
The following individuals, holding the respective positions set forth opposite their names, are the Named Executive Officers for 2011:

Name	Title
Larry G. Swets, Jr.	President and Chief Executive Officer of the Corporation
William A. Hickey, Jr.	Executive Vice President, Chief Operating Officer & Chief Financial Officer of the Corporation
Leonia Rodrigues	President of Assigned Risk Solutions Ltd.
Roberto Espin Jr. (1)	Former President of Kingsway Amigo Insurance Company

(1) Mr. Roberto Espin Jr. resigned from the Corporation, effective March 31, 2011.

2011 SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation earned during the last fiscal year by the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(2) ($)	Total ($)
Larry G. Swets, Jr., President and CEO	2011	500,000	150,000	—	—	—	—	8,517	658,517
William A. Hickey, Jr., Executive Vice President, Chief Operating Officer & Chief Financial Officer	2011	299,500	150,000	—	—	—	—	4,299	453,799
Leonia Rodrigues, President of Assigned Risk Solutions Ltd.	2011	350,000	87,500	—	—	—	—	13,647	451,147
Roberto Espin Jr., Former President of Kingsway Amigo Insurance Company(3)	2011	101,005	—	—	—	—	—	510,444	611,449

Notes:

(1)	These amounts represent cash bonuses paid to Mr. Swets and Mr. Hickey and a guaranteed bonus paid to Ms. Rodrigues pursuant to the terms of her employment agreement.

(2)
For each Named Executive Officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation's 401(k) retirement plan. For Ms. Rodrigues, the amount reported in this column also includes monthly automobile and telephone allowances. For Mr. Espin, the amount reported in this column also includes a severance payment of $500,000 and a cash payment for accrued vacation.

(3)	Mr. Espin resigned from the Corporation, effective March 31, 2011.

NARRATIVE TO 2011 SUMMARY COMPENSATION TABLE
Performance Based Bonus
In connection with the Corporation's accomplishments in 2011, the Compensation Committee approved two cash bonuses of $150,000 each paid to Mr. Hickey and Mr. Swets in February 2012.
Guaranteed Cash Bonus
In connection with the acquisition of JBA Associates, Inc. now known as Assigned Risk Solutions, Ltd., Ms. Rodrigues received a guaranteed bonus equal to 25% of her annual base salary pursuant to the terms of her employment agreement.
Non-Equity Incentive Plan Compensation
Pursuant to the terms of Ms. Rodrigues' employment agreement, Ms. Rodrigues is eligible to receive an annual performance-based bonus equal to the lesser of (i) 25% of her base salary or (ii) 20% of an amount in excess of a specified performance level of earnings before interest, taxes, depreciation and amortization for the Corporation's existing businesses. Performance is measured over the 12-month period commencing June, 2011, the first anniversary of the effective date of the employment agreement, and payable in August 2012.

Severance Compensation
As noted above, effective March 31, 2011, Mr. Espin resigned from the Corporation. In connection with Mr. Espin's resignation, Mr. Espin was paid a lump sum severance payment of $500,000 in consideration for employment-related releases, including terminating his change of control agreement.
2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Larry G. Swets, Jr.	250,000	750,000	—	4.50	Jan. 6 2015	n/a	n/a	n/a	n/a
William A. Hickey, Jr.	50,000	150,000	—	4.50	Sept. 29 2015	n/a	n/a	n/a	n/a
Leonia Rodrigues	—	—	—	n/a	n/a	n/a	n/a	n/a	n/a
Roberto Espin, Jr.	—	—	—	n/a	n/a	n/a	n/a	n/a	n/a
Notes:

(1)	These options were awarded in January 2010 to Mr. Swets and in September 2010 to Mr. Hickey, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

NARRATIVE DISCLOSURE REGARDING POST-TERMINATION ARRANGEMENTS
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the Named Executive Officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the Named Executive Officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period.
Mr. Hickey and Ms. Rodrigues receive severance benefits pursuant to the terms of their respective severance and employment arrangements. Under the terms of Mr. Hickey's severance agreement, he is eligible to receive twelve months of base salary for a termination of employment by the Corporation other than for “cause” or by Mr. Hickey for “good reason” (each as defined in the respective severance agreement). Under the terms of Ms. Rodrigues employment agreement, in the event of her death, her beneficiaries will receive a death benefit equal to six-months of Ms. Rodrigues base salary and her bonus award, if any, for the year in which her death occurs. In the event of Ms. Rodrigues' disability, Ms. Rodrigues is eligible to receive her base salary for a period equal to the lesser of (i) six months or (ii) the remainder of the employment term. For termination of Ms. Rodrigues' employment by the Corporation for reasons other than “cause,” Ms. Rodrigues is eligible to receive her base salary and subsidized-health care benefits for a period equal to the later of (i) the expiration of the employment term or (ii) twelve months after the date of termination of her agreement. Under the terms of the agreement, Ms. Rodrigues' employment term continues until June 21, 2014, with automatic renewals for one-year periods thereafter. Ms. Rodrigues is subject to restrictive covenants relating to confidentiality, non-competition and non-solicitation under the terms of her employment agreement.
As noted above, effective March 31, 2011, Mr. Espin resigned from the Corporation and was paid a lump sum settlement of $500,000 in consideration for employment related releases, including termination of his change of control agreement.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION - NARRATIVE DESCRIPTION
Remuneration of Directors
The Corporation's director compensation program is designed to (i) attract and retain the most qualified people to serve on the Board and its committees; and (ii) provide appropriate compensation for the risks and responsibilities of being an effective director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation.
In 2010, the Board determined that the director fee structure that was in place in previous years was not ideal given the number of required meetings and effort involved in directing the Corporation. The Board simplified the fee structure by eliminating committee membership and committee chair fees, eliminating board and committee meeting attendance fees, eliminating the Deferred Share Unit program, and replacing this with a single retainer fee, payable quarterly, in the amount of CAD$100,000 annually (or, $99,922, based on the exchange rates in effect at the time the quarterly payments were made). The fee for the Chairman was set at CAD$200,000 annually (or, $199,844, based on the exchange rates in effect at the time the quarterly payments were made). In 2011, the exchange rate fluctuated between CAD$1.00 = $0.9766 and $1.0482. The retainers were paid in the currency of the director's country of residence. This approach was continued for 2012.
2011 DIRECTOR COMPENSATION
The following table provides information regarding the compensation of our non-employee directors for 2011.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
	($)(1)	($)	($)	($)	($)	($)	($)
Gregory Hannon	99,922	n/a	n/a	n/a	n/a	n/a	99,922
Terence M. Kavanagh	99,922	n/a	n/a	n/a	n/a	n/a	99,922
Spencer L. Schneider	199,844	n/a	n/a	n/a	n/a	n/a	199,844
Joseph Stilwell	99,922	n/a	n/a	n/a	n/a	n/a	99,922
Notes:

(1)
Amounts reported in this column represent the annual retainer paid to each non-employee director. The annual retainer was paid in the currency of the director's country of residence and converted to U.S. dollars based on the exchange rate in effect at the time the quarterly payments were made.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,768,000	6.43	2,769,266
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,768,000	6.43	2,769,226
The shareholders of the Corporation have approved all equity compensation plans under which securities may be issued. The Corporation has established the Amended and Restated Stock Option Plan (the "Stock Option Plan") for directors, officers and key employees of the Corporation and its subsidiaries. The total number of Common Shares reserved for issuance under the Stock Option Plan may not exceed 4,800,000 Common Shares. As of December 31, 2011, 2,769,226 Common Shares remained available for issuance pursuant to the Stock Option Plan. During 2011 no options were granted to eligible employees. The maximum number of Common Shares available for issuance to any one person under the stock option plan is 5% of the Common Shares outstanding at the time of the grant. The exercise price is based on the market value of the Shares at the time the option is granted. In general, the options vest evenly over a three or four-year period and are exercisable for periods not exceeding 10 years provided that such period shall not exceed 5 years for options granted after February 11, 2003.

INDEBTEDNESS OF DIRECTORS AND OFFICERS
No current or former executive officer, director or employee of the Corporation or any of its subsidiaries and no associate or affiliate of any current or proposed director or executive officer of the Corporation was indebted to the Corporation or any of its subsidiaries, or to another entity where such indebtedness was the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

DIRECTORS' AND OFFICERS' INSURANCE
The Corporation has directors' liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate 2011 annual premium was CAD$827,500, no part of which is payable by the directors and officers. The annual insurance coverage under the policy is limited to CAD$50 million per policy year.

INTERESTS OF INFORMED PERSONS AND OTHER IN MATERIAL TRANSACTIONS
No director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who was a director or executive officer of the Corporation at any time since the beginning of the Corporation's last financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, executive officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.

OTHER MATTERS
Management and the Board know of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.

ANNUAL REPORT
The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, together with all amendments thereto, as filed with the SEC (excluding exhibits) is not to be considered part of this proxy solicitation material.
COPIES OF THE ANNUAL REPORT ON FORM 10-K AND ALL AMENDMENTS THERETO (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, 45 St. Clair Avenue West, Suite 400, Toronto M4V 1K9 Ontario, CANADA. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares of the Corporation on the Record Date. Exhibits to the Form 10-K, and any amendments thereto, will be mailed upon similar request.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING
All proposals of shareholders intended to be included in the Corporation's proxy statement and management information circular relating to the 2013 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before May 7, 2013. However, if the date of the 2013 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2012 annual meeting, then the deadline for submission pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 is a reasonable time before we begin to print and mail the proxy statement and management information circular for the 2013 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Also, if a shareholder proposal that is intended to be presented at the 2013 annual meeting but not included in the Corporation's proxy statement and management information circular and such proposal is received by the Corporation less than 45 calendar days before May 7, 2013, then the persons named in the Corporation's proxy form for the 2013 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation's proxy materials.
Notwithstanding such submission deadlines, shareholders may also submit a proposal to be considered at the 2013 annual meeting pursuant to section 99 of the OBCA which sets forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least 60 days before the anniversary of the 2012 annual meeting.
In accordance with section 99 of the OBCA, a proposal for individuals to be nominated to the Board must be signed by one (1) or more shareholders holding in the aggregate not less than 5% of the outstanding Common Shares. Shareholders wishing to make such a formal proposal should refer to the relevant provisions of the OBCA for a description of the procedures to be followed.

With respect to business to be brought before the 2012 Annual Meeting to be held on May 31, 2012, we have not received any notices from shareholders that we were required to include in this Circular.
ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management's Discussion and Analysis for fiscal year ended December 31, 2011, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the latest Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the comparative financial statements of the Corporation for the fiscal year ended December 31, 2011, together with the accompanying report of the auditors thereon and Management's Discussion and Analysis with respect thereto; or

3)	this Circular,
please send your request to:
Kingsway Financial Services Inc.
Attn: Investor Relations
45 St. Clair Avenue West, Suite 400,
Toronto, Ontario, Canada
M4V 1K9
The contents and the sending of this Circular have been approved by the Board.
DATED at Toronto, Ontario this 7th day of May, 2012.
By Order of the Board of Directors
“Spencer L. Schneider”
Spencer L. Schneider
Chairman of the Board

SCHEDULE “A”
Corporate Governance Procedures
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board of Directors (the "Board") of Kingsway Financial Services Inc. (the "Corporation") has developed and adopted this Statement of Corporate Governance Practices after consideration of the corporate governance guidelines set forth in National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”). The Corporation's corporate governance practices are comprised of a number of policies and resolutions adopted by the Board from time to time. These policies include the mandate for the Board of Directors set out in this Statement of Corporate Governance Practices, the charter for each of the Board Committees, the Code of Ethics and the Whistleblower Policy adopted by the Board.
Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) which requires disclosure of the approach of the Corporation to corporate governance. NP 58-201, the United States Sarbanes-Oxley Act of 2002 as well as listing standards and corporate governance requirements of the NYSE have been considered in determining these policies.
Many of the items for which disclosure is required by Form 58-101F1 are dealt with in the mandate of the Board of Directors of the Corporation.
MANDATE OF THE BOARD OF DIRECTORS
1.     General
The Board of Directors (the "Board") either directly or through board committees is responsible for the management or supervision of the management of the business and affairs of the Corporation with the objective of enhancing shareholder value. The Board believes that sound corporate governance is essential to the well-being of the Corporation, and the promotion and protection of its interests.
The Board has adopted this mandate, which reflects the Corporation's commitment to high standards of corporate governance, to assist the Board in supervising the management of the business and affairs of the Corporation as required under applicable law and the rules and regulations of the stock exchanges upon which the Corporation's stock is listed. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board promotes fair reporting, including financial reporting, to shareholders of the Corporation and other interested persons as well as ethical and legal corporate conduct through an appropriate system of corporate governance, internal controls and disclosure controls. The Board believes that the Corporation is best served by a Board of Directors which functions independently of management and is informed and engaged.
The Board has explicitly delegated to the Audit Committee the obligation to periodically review and provide recommendations, from time to time, on such changes to corporate governance policies as it deems appropriate in light of the Corporation's needs and legal and regulatory developments. These recommendations are reviewed and considered by the Board.
2.     Board Composition
(a)    Board Membership Criteria
The Corporate Governance and Nominating Committee of the Board is responsible for establishing the skills and competencies that the Board considers to be necessary for the Board as a whole to possess. The Corporate Governance and Nominating Committee is also responsible for reviewing the competencies and skills that the Board considers each existing director to possess, and the competencies and skills of each new candidate for the Board. It annually recommends nominees to the Board for nomination at the annual meeting of the Corporation's shareholders. The Board seeks members who have an owner mindset. Directors are considered based upon contributions they can make and must have sufficient time to carry out their duties, and not assume other obligations which would materially interfere or be incompatible with board membership.

(b)     Director Independence
A majority of the directors shall satisfy the independence requirements of the Toronto Stock Exchange and other regulatory authorities. The Board will determine whether a director is an independent director within the meaning of each of Multilateral Instrument 52-110 and the listing standards of the NYSE as the same are amended or replaced from time to time.
The Board will review the independence of all directors on an annual basis and its determinations will be disclosed in the management information circular relating to the annual meeting of the Corporation. To facilitate this review, directors will be asked to provide full information regarding their business and other relationships with the Corporation, its affiliates and with senior management and their affiliates. Directors have an obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board's determination as to their independence.
(c)     Board Size
The Board considers a range from four (4) to seven (7) members as the optimum size for effective decision-making and committee work given the size and scope of the Corporation's operations.
(d)     Term
All directors are elected at the annual meeting of shareholder's of the Corporation for a term of one (1) year. The Board does not favor term limits for directors as a forced retirement may deprive the Corporation, and its shareholders, of the contributions of members that have been able to develop valuable insights into the Corporation, its strategy and business operations. Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an officer of the Corporation. The Corporation's Chief Executive Officer may, provided the Board on an annual basis approves, continue to serve as a director after his or her resignation or retirement.
(e)     Service on other Boards
The Board believes that the Corporation can benefit from the experience and insight its members may gain from serving as a director, or in other similar positions for other public companies, government agencies or other entities. In agreeing to assume such roles however, members of the Board must ensure that their commitments do not create inherent conflicts of interest or interfere with their ability to fulfill their duties as members of the Board. The directors must also be mindful of the number of other public company boards and committees on which they serve to ensure that they are able to devote the necessary time to the performance of their duties for the Corporation. Upon accepting an appointment to the Board or a similar position with another public company, a director must advise the Chair of the Corporate Governance and Nominating Committee.
(f)     Directors Duties and Responsibilities
Directors must act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Directors must exercise the degree of care and diligence that a reasonably prudent person would exercise in comparable circumstances. To fulfill this responsibility, each director is expected to:

•
develop and maintain an understanding of the operations of the Corporation, its financial position, objectives and performance, as well as the Corporation's performance relative to its principal competitors;

•	prepare for each meeting including reviewing meeting materials distributed in advance;

•	actively and constructively participate in meetings of the Board and committees of which he or she is a member; and

•	engage in continuing education programs for directors as appropriate.
(g)     Directors' Shareholdings
The Board believes that its members should own a meaningful amount of shares relative to their personal financial situation.

3.     Board Duties and Responsibilities
In fulfilling its mandate, the Board is, among other things, responsible for the following matters:
(a)     Management Oversight
The Board is responsible for the supervision of the management of the business and affairs of the Corporation. The Board, as permitted by applicable law, delegates to senior management the responsibility for the day-to-day operations of the Corporation.
(b)     Strategic Plan
The approval and assessment of the Strategic Plan and major prospective decisions proposed by management. In furtherance of this obligation the Board will:

•
adopt a Strategic Planning Process and review and approve on an ongoing basis a Business Plan developed by management, which includes realistic goals and takes into account the opportunities and risks of the Corporation's business;

•
approve business and operational policies within which management will operate in relation to acquisitions and dispositions, capital expenditure, public disclosure, finance and investment, risk management, human resources, internal controls over financial reporting, disclosure controls and management information systems;

•	review and adopt corporate and management performance targets consistent with the Corporation's strategic plans;

•
consider whether or not management has a system in place to identify the principle risks facing the Corporation and its business and that appropriate procedures are in place to monitor and mitigate such risks where appropriate; and

•	consider whether or not management has adopted processes to comply with applicable legal, regulatory, corporate securities and other compliance matters.
(c)     Financial Reporting and Management

•	review the report of the Audit Committee, which has primary carriage of such matters;

•	approve the Corporation's annual and interim financial statements and related management's discussion and analysis;

•	review and oversee the integrity of the Corporation with respect to its applicable audit, accounting and financial reporting matters;

•	review the integrity of the Corporation's internal controls over financial reporting and management information systems;

•	approve annual operating and capital budgets; and

•	review operating and financial performance results relative to established strategies, plans, budgets and objectives.
(d)     Disclosure
The Board will satisfy itself that appropriate policies and procedures are established regarding public disclosure communications and insider trading. The Board will ensure that such policies establish consistent guidelines for determining what information is material, how such information is to be disclosed and to avoid selective disclosure, making all material disclosures on a widely disseminated basis. The Board will also establish policies aimed at:

•
monitoring internal controls relating to news releases and other public disclosures made by or on behalf of the Corporation to ensure that they are in accordance with applicable disclosure policies, and comply with legal and regulatory requirements;

•	informing all directors, officers and other employees of the Corporation about their obligation to preserve the confidentiality of undisclosed material information about the Corporation; and

•	informing all directors, officers and other employees about prohibitions about illegal insider trading and tipping under applicable law and stock exchange rules.

(e)     Corporate Governance
The Board will, with the advice of the Audit Committee, or where applicable, its other committees:

•	review and update corporate governance standards from time to time;

•	establish committees and approve their respective charters;

•	establish policies and procedure for limiting the authority delegated to each committee and to members of management;

•	establish appropriate processes for the regular evaluation of the effectiveness of the Board and its committees, individual directors and the Chief Executive Officer;

•	develop clear position descriptions for the Chair of the Board and Chief Executive Officer;

•	approve the nomination of directors on the advice of the Corporate Governance and Nominating Committee;

•	review the adequacy and form of directors compensation to confirm that it realistically reflects the responsibilities and risk involved in being a director; and

•	provide an opportunity for the independent directors to meet separately at each regularly scheduled Board meeting and at such other times as is appropriate.
(f)     Other Matters
Notwithstanding the delegation to management of the authority to manage the business of the Corporation, the Board must approve the following:

•	any material departure from an established strategy or budget or corporate policy approved by the Board;

•	the entering into of any agreement or transaction the performance of which is material to the Corporation;

•	any offering of securities by the Corporation; and

•	such other matters as the Board may from time to time determine require its approval.
ROLE OF MANAGEMENT
Senior management of the Corporation is responsible for the day-to-day operations of the Corporation. Senior management is responsible for developing strategies to be approved by the Board, and is directly responsible for implementing such approved strategies. Management is also responsible for safeguarding and developing the Corporation's assets with a view to enhancing shareholder value.
The Corporation's governance policies are designed to create autonomy and effective decision-making of management, and to ensure appropriate oversight by the Board and its committees. Senior management, through the Chief Executive Officer, reports to and is accountable to the Board. The Board's approval of the business plan provides a mandate for management to conduct the affairs of the Corporation. Material deviations from the plan must be reported to and considered by the Board.
Management is responsible for developing a strategic plan and an annual business plan, including an annual operating and capital budget, for review and approval by the Board. The Board, in consultation with the Compensation Committee, is responsible for implementing a succession plan for the Chief Executive Officer and establishing objectives against which the Chief Executive Officer's performance is benchmarked. A portion of compensation is determined against defined corporate objectives and personal objectives which are established from time to time. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer. When management performance is inadequate, the Board has the responsibility to bring about appropriate change. When management performance is effective, the Board has the responsibility to reward management accordingly.
BOARD COMMITTEES
1.     General
The Board carries out its responsibilities directly and through the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation Committee, the Investment and Capital Committee, and such other committees as it may establish from time to time.

2.     Composition
All Board committees will be composed solely of Independent Directors who are selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members of the Audit Committee must be Independent Directors and meet the additional independence requirements prescribed by applicable securities laws. Each member of the Audit Committee will also be financially literate within the meaning of National Instrument 52-110.
3.     Committee Chairs
Board committees will each be chaired by an Independent Director who is selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. The chair of each Board committee will:

•	in consultation with the Chief Executive Officer, and the committee members, as appropriate, determine the date, time and location of meetings of the committee;

•	confirm that the committee's activities are consistent with, and fulfill, the duties and responsibilities set forth in its charter;

•	confirm that the duties and responsibilities of the committee, as set forth in its charter, are well understood by the committee members and executed as effectively as possible;

•	convene meetings of the committee as often as necessary to carry out its responsibilities effectively;

•
in consultation with the Chief Executive Officer, and other committee members, as appropriate, review meeting agendas to ensure that required business is brought before the committee to enable the committee to carry out its responsibilities;

•	chair all meetings of the committee;

•	communicate with appropriate members of senior management in fulfilling the duties and responsibilities set forth in the committee's mandate;

•
with the assistance of senior management, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to committee members in advance of such meetings in order that committee members may properly inform themselves on matters to be acted upon;

•	ensure that minutes are kept of all committee meetings and sign minutes once approved by the committee;

•
report to the Board at its next meeting following any decision or recommendation arising from any meeting of the committee or the signing of a written resolution evidencing a decision or recommendation of the committee, including reporting on the considerations that led to such decision or recommendation; and

•	provide leadership to enable the committee to act as an effective team in carrying out its responsibilities.
4.     Committee Charter
Each committee has a charter which sets forth its duties and responsibilities, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board. On an annual basis, each committee's charter is reviewed by both the committee itself and the Audit Committee, acting in its role of overseeing corporate governance activities.
5.     Board and Committee Meetings
(a)    Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. Board meetings shall be held not less than quarterly, and more often as is necessary. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. A Board meeting may be called by the Chief Executive Officer or any director.
Each committee meets as often as it determines is necessary to fulfill its responsibilities. The Audit Committee meets not less than quarterly. A meeting of any committee may be called by the committee chair, the Chief Executive Officer or any committee member.

(b)    Agenda
The Chair and the Chief Executive Officer establish the agenda for each Board meeting in consultation with the other directors. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
Management distributes an agenda and meeting materials in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.
(c)    Meetings of Independent Directors
To provide open discussion among the Independent Directors, Independent Directors meet separately at each regularly scheduled Board meeting without management present and at such other times as is deemed appropriate. Any Independent Director may request such a meeting.
(d)    Distribution of Information
Information that is important to the Board's understanding of the business and its agenda is distributed to directors in advance of Board meetings. Sensitive subject matters may be discussed at a meeting without written materials being distributed in advance of or at the meeting.
(e)    Preparation, Attendance and Participation
Each director is expected to be diligent in attending meetings of the Board, any committee of which he or she is a member and the annual meeting of the shareholders. Meetings of the Board and its committees will usually be held in person but may, where appropriate, be held by telephone or video conference. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.
(f)    Procedures
Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
Procedures for committee meetings are determined by the chair of the committee unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.
6.     Director Compensation
The Compensation Committee has the responsibility for recommending to the Board compensation and benefits for service on the Board and on Board committees. In discharging this duty, the Compensation Committee will be guided by four principles: (i) compensation should fairly pay directors for work required in an issuer of the Corporation's size and scope; (ii) it should not exceed what is customary given the size and scope of the Corporation's business and operations; (iii) compensation should align directors' interests with the long-term interests of shareholders; and (iv) the structure of the compensation should be simple, transparent and easy for shareholders to understand. Not less often than annually, the Compensation Committee shall review directors' compensation and recommend any changes to the Board.
7.     Director Orientation and Continuing Education
The Corporate Governance and Nominating Committee is responsible for confirming that procedures are in place and resources are made available to provide new directors with a proper orientation to both the Corporation and their duties and responsibilities as directors and to provide other directors with appropriate continuing education opportunities.
In accordance with NI 58-101 and NP 58-201, new directors are provided with details of the Corporation's organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation.
In accordance with NI 58-101 and NP 58-201, the Corporation has a process to provide an orientation and education program for new recruits to the Board. Such orientation and education program consists of orientation sessions with management.
8.     Board Access to Management, Outside Counsel and Advisors
The Board has complete access to members of senior management and the Corporation's outside counsel and advisors. It is the obligation of each director to use good judgment to ensure such contact with senior management is not distracting to the business and operations of the Corporation and that, except as may be inappropriate, the Chief Executive Officer is advised of all retainers with outside counsel and advisors. The Board and its committees may invite any member of senior management, employee, outside advisor or other person to attend any of their meetings.
The Board and any of its committees may retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor's fees and other retention terms, provided that if the fees and expenses of any such outside advisor retained by a committee of the Board exceed, or are expected to exceed $100,000 the approval of the full Board for such retainer will be required. Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Board.
9.     Performance Assessment of the Board and its Committees
The Corporate Governance and Nominating Committee will continually review the effectiveness of the Board and its committees in fulfilling their duties and responsibilities. In addition, the Corporate Governance and Nominating Committee will evaluate individual directors to assess their suitability for nomination for re-election.
10.     Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The purpose of the Code is to ensure that the Corporation maintains a high level of trust and integrity and meets high ethical standards. Copies of this Code are available on the Corporation's website at www.kingsway-financial.com.
The Board monitors compliance with its Code and satisfies itself regarding compliance with its Code by requiring that executives and directors annually certify compliance with the Code.
To ensure that directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest, we require disclosure of all related party transactions and agreements and ask that directors recuse themselves when a conflict arises.
11.     Feedback
The Board welcomes input and comments from shareholders of the Corporation. Input or comments for the Board or its committees should be directed to the Chair.

SCHEDULE “B”
Form of Resolution
“RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1)
The Corporation be and is hereby authorized to file an amendment to the Corporation's articles of incorporation, if and when the Board shall deem appropriate to do so, but in any event no later than the close of business on August 1, 2012 to consolidate the total number of issued and outstanding common shares of the Corporation on the basis of a consolidation ratio to be determined in the sole and absolute discretion of the Board, but not to be less than one (1) post-consolidation share for every two (2) pre-consolidation shares issued and outstanding and not to exceed one (1) post-consolidation share for every five (5) pre-consolidation shares issued and outstanding, in each case immediately prior to the date that a Certificate of Amendment is issued by the Director appointed pursuant to the Business Corporations Act (Ontario), (the “Share Consolidation”);

2)
No fractional shares shall be issued in connection with the Share Consolidation and any fractional share resulting from the Share Consolidation will be rounded up to the next whole share, all as more fully described in the Management Information Circular and Proxy Statement of the Corporation dated May 7, 2012;

3)	The Board, in its sole discretion, be and is hereby authorized to implement the Share Consolidation;

4)
Any director or officer of the Corporation be and hereby is, authorized and empowered, acting for, in the name of and on behalf of the Corporation, to do all things and execute all instruments necessary or desirable to give effect to this special resolution including, without limitation, to execute, under seal of the Corporation or otherwise, and to deliver certificate of amendment, to the Director under the Business Corporations Act (Ontario); and

5)
Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the Board hereby is authorized and empowered to revoke this special resolution at any time prior to the issuance of a Certificate of Amendment giving effect to the amendment to the Corporation's articles of incorporation and to determine not to proceed with the amendment without the further approval of or notice to the shareholders of the Corporation.”

B-1

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

North American Toll Free Phone:
1-866-851-4179
Email: contactus@kingsdaleshareholder.com
Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

LETTER OF TRANSMITTAL

For Use in Connection with the Common Share Consolidation as Detailed in the Management Information Circular of Kingsway Financial Services Inc. dated May 7, 2012

This letter of transmittal (the “Letter of Transmittal”) is for use by the holders of common shares (the “Common Shares”) of Kingsway Financial Services Inc. (“Kingsway”) in connection with the proposed consolidation of its Common Shares on the basis of a ratio to be determined by the board of directors of Kingsway, but within the range of one (1) post-consolidation share for every two (2) pre-consolidation shares to one (1) post-consolidation share for every five (5) pre-consolidation shares of Kingsway, as described in the management information circular and proxy statement of Kingsway dated May 7, 2012 (the “Circular”), and which is to be considered at an annual and special meeting (the “Meeting”) of holders of securities of Kingsway scheduled to be held on Thursday, May 31, 2012, or if the meeting is adjourned, at any adjournment or postponement thereof.

Holders of Common Shares (the “Shareholders”) are referred to the Circular, including the schedules attached thereto, that accompanies this Letter of Transmittal and the Instructions contained herein. Shareholders whose Common Shares are registered in the name of a bank, broker or other nominee (which may include investment dealers and trust companies) should contact such party for assistance in depositing such Common Shares.

TO:         KINGSWAY FINANCIAL SERVICES INC.
AND TO:     COMPUTERSHARE INVESTOR SERVICES INC. (“Computershare”)

The undersigned hereby represents and warrants that the undersigned is the owner of the number of Common Shares of Kingsway indicated below, which shares are represented by the share certificate(s) described below and delivered herewith, and the undersigned has good title to the shares represented by the said certificate(s), free and clear of all liens, charges and encumbrances, and has full power and authority to herewith deposit such shares.

Certificate Number(s)	Number of Shares	Name and Address of Registered Holder(s)

The above-listed share certificates are hereby surrendered in exchange for a Direct Registration System (“DRS”) Advice/Statement representing the post-consolidation Common Shares of Kingsway on the basis of a ratio to be determined by the board of directors of Kingsway, but within the range of one (1) post-consolidation share for every two (2) pre-consolidation shares to one (1) post-consolidation share for every five (5) pre-consolidation share of Kingsway. Where the exchange results in a fractional share, the number of post-consolidation Common Shares will be rounded up to the next whole Common Share, as more fully described in the Circular.

The undersigned authorizes and directs Computershare to issue a DRS Advice/Statement for Kingsway to which the undersigned is entitled as indicated below and to mail such DRS Advice/Statement to the address indicated below or, if no instructions are given, in the name and to the address if any, of the undersigned as appears on the share register maintained by Kingsway.

DRS REGISTRATION ADVICE

ISSUE DRS ADVICE IN THE NAME OF: (please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone - Business Hours)

(Social Insurance or Social Security Number)

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction 1) Authorized Signature Name of Guarantor (please print or type) Address of Guarantor (please print or type)
Dated: , 20__

Signature of Shareholder or authorized representative
(see Instruction 1)

Address

Name of Shareholder (please print or type)

Telephone No

Name of authorized representative, if applicable
(please print or type)

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	Shareholders should not send in this Letter of Transmittal and the relevant share certificate(s) until the Corporation announces that the share consolidation has become effective.

(b)
If the proposed share consolidation is approved by Shareholders at the Meeting and implemented, Kingsway will publicly announce the effective date of the share consolidation and the share consolidation ratio selected.

(c)
Following such announcements, Shareholders who hold certificated Common Shares are encouraged to send or deliver this signed and completed Letter of Transmittal and relevant share certificate(s) representing the pre-consolidation shares to Computershare at the address specified below. The method of delivery to Computershare is at the option and risk of the shareholder, but if mail is used, registered mail is recommended.

(d)
If the share consolidation is implemented, each certificate representing pre-consolidation Common Shares will, until surrendered and exchanged as described in the Circular, for all corporate purposes, be deemed to represent, respectively, only the applicable number of post-consolidation shares.

(e)	Share certificate(s) registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed need not be endorsed or accompanied by any share transfer power of attorney.

(f)
Share certificate(s) not registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed must be endorsed by the registered holder thereof or deposited together with share transfer power of attorney properly completed by the registered holder. Such signature must be guaranteed by an “Eligible Institution”, or in some other manner satisfactory to Computershare.

An “Eligible Institution” means a Canadian schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

(g)
Where the Letter of Transmittal is executed on behalf of a corporation, partnership or association, or by an agent, executor, administrator, trustee, guardian or any person acting in a representative capacity, the Letter of Transmittal must be accompanied by satisfactory evidence of the representative's authority to act. Kingsway and Computershare may, at their discretion, require additional evidence of appointment or authority or additional documentation.

(h)	Kingsway reserves the right if it so elects in its absolute discretion to instruct Computershare to waive any defect or irregularity contained in any Letter of Transmittal received by it.

2.	Lost Share Certificates

If a share certificate has been lost or destroyed, the Letter of Transmittal must be completed as fully as possible and forwarded to Computershare together with a letter stating the loss. Computershare will respond with the replacement requirements, which must be properly completed and returned prior to effecting the exchange.

3.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you - from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. Some of your personal information may be transferred to servicers in the U.S.A. for data processing and/or storage. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

4.	Miscellaneous

Additional copies of the Letter of Transmittal may be obtained from Computershare at the office listed below. Any questions and requests for assistance should be directed to Computershare Investor Services Inc. at 1-800-564-6253 or by e-mail to corporateactions@computershare.com.

By Mail: P.O. Box 7021            By Registered Mail,    100 University Avenue
31 Adelaide St E        Hand or Courier:    9th Floor
Toronto, ON M5C 3H2                Toronto, ON M5J 2Y1                Attn: Corporate Actions                Attn: Corporate Actions